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                                                                EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT


Texas Utilities Company:

We consent to the incorporation by reference in Registration Statement No. 333-32841 on Form S-8 of our report dated September 5, 1997, appearing in this Annual Report on Form 11-K of the Deferred and Incentive Compensation Plan of the Texas Utilities Company System for the year ended June 30, 1997.





DELOITTE & TOUCHE LLP
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Dallas, Texas
September 19, 1997






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